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EXHIBIT 21

SUBSIDIARIES OF AMERICAN GENERAL CORPORATION

   The following list includes certain of American General Corporation's active subsidiaries at March 1, 1994. Subsidiaries of subsidiaries are indicated by indentations. Under Securities and Exchange Commission rules, certain subsidiaries have been omitted.

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                                                                                                Jurisdiction
Name                                                                                          of Incorporation
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AGC Life Insurance Company................................................................            Missouri
  American General Life and Accident Insurance Company....................................           Tennessee
     Gulf Life Insurance Company..........................................................           Tennessee
  American General Life Insurance Company.................................................               Texas
     American-Amicable Life Insurance Company of Texas....................................               Texas
       Alico Management Company...........................................................               Texas
       Pioneer American Insurance Company.................................................               Texas
       Pioneer Security Life Insurance Company............................................               Texas
     American General Life Insurance Company of New York..................................            New York
       The Winchester Agency, Ltd.........................................................            New York
     American General Securities Incorporated.............................................               Texas
       American General Insurance Agency, Inc. ...........................................            Missouri
       American General Insurance Agency of Hawaii, Inc...................................              Hawaii
       American General Insurance Agency of Massachusetts, Inc............................       Massachusetts
     The Variable Annuity Life Insurance Company..........................................               Texas
       The Variable Annuity Marketing Company.............................................               Texas
American General Finance, Inc.............................................................             Indiana
  AGF Investment Corp.....................................................................             Indiana
  American General Finance Corporation(a).................................................             Indiana
     American General Finance Group, Inc..................................................            Delaware
       American General Financial Services, Inc.(b).......................................            Delaware
          The National Life and Accident Insurance Company................................               Texas
            CommoLoCo, Inc................................................................         Puerto Rico
     Merit Life Insurance Co..............................................................             Indiana
     Yosemite Insurance Company...........................................................          California
  American General Financial Center.......................................................                Utah
American General Investment Corporation...................................................            Delaware
  American General Mortgage Company.......................................................               Texas
  American General Realty Investment Corporation(c).......................................               Texas
     American General Land Holding Company(d).............................................            Delaware
     American Athletic Club, Inc..........................................................               Texas
  Cinco Ranch Development Corporation.....................................................               Texas
  Pebble Creek Development Corporation....................................................             Florida
American General Land Development, Inc....................................................            Delaware
American General Property Insurance Company...............................................           Tennessee
Financial Life Assurance Company of Canada................................................              Canada
Knickerbocker Corporation.................................................................               Texas
Lincoln American Corporation..............................................................            Delaware
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(a) American General Finance Corporation is the parent of 52 additional wholly-owned consolidated subsidiaries incorporated in 25 states for the purpose of conducting its consumer finance operations.

(b) American General Financial Services, Inc. is the parent of nine additional wholly-owned consolidated subsidiaries incorporated in six states and Puerto Rico for the purpose of conducting its consumer finance operations.

(c) American General Realty Investment Corporation is the parent of five additional wholly-owned consolidated subsidiaries incorporated in four states for the purpose of conducting its real estate operations.

(d) American General Land Holding Company is the parent of eight wholly-owned consolidated subsidiaries incorporated in four states for the purpose of conducting its real estate operations.